CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.33

SETTLEMENT AGREEMENT

This Settlement Agreement (including Exhibit A, this “Settlement Agreement”) is made and entered into, as of January 28, 2014, by and between, on the one hand, Cadence Pharmaceuticals, Inc., a corporation organized under the laws of Delaware (“Cadence”), and SCR Pharmatop, a civil law partnership organized and existing under the laws of France (“Pharmatop” and, together with Cadence, the “Cadence Parties”), and, on the other hand, Sandoz Inc., a corporation organized under the laws of Colorado (“Sandoz Inc.”), Sandoz AG, a corporation organized under the laws of Switzerland (“AG” and, together with Sandoz Inc., “Sandoz”), Neogen International N.V., organized under the laws of Belgium (“Neogen”), and APC Pharmaceuticals, LLC, a limited liability company organized under the laws of Delaware (“APC” and, together with Sandoz and Neogen, the “Sandoz Parties”). Each of the Cadence Parties and Sandoz Parties is referred to as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, Pharmatop owns, Cadence is the exclusive sub-licensee of, and the Cadence Parties have the right to enforce, U.S. Patent Nos. 6,028,222 (the “’222 Patent”) and 6,992,218 (the “218 Patent”), which are listed in the U.S. Food and Drug Administration’s (the “US FDA”) publication, Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the “Orange Book”), in connection with approved New Drug Application (“NDA”) No. 022450 for the drug formulation OFIRMEV® (injectable acetaminophen) 10 mg/mL, 100 mL vials (the “Cadence Product”), which product Cadence has sold or sells in the United States of America;

WHEREAS, Sandoz Inc., notified the Cadence Parties that it had submitted Abbreviated New Drug Application (“ANDA”) No. [***] to the US FDA under Section 505(j)(2)(B) of the U.S. Food, Drug, and Cosmetic Act, seeking the US FDA’s approval to manufacture, use and sell an injectable acetaminophen drug product in the United States of America as a generic version of the Cadence Product (the “Sandoz Product”) prior to expiration of the ’218 Patent and the ’222 Patent as such ANDA may be amended or supplemented from time to time (the “Sandoz ANDA”);

WHEREAS, the Cadence Parties commenced a civil action against Sandoz before the United States District Court for the Southern District of California (the “District Court”), Cadence Pharmaceuticals, Inc. and SCR Pharmatop v. Sandoz Inc. et al., Case No. 13-cv-0278-DMS-MDD (S.D. Cal.), pending in the District Court, alleging, inter alia, that the filing of the Sandoz ANDA constituted an act of infringement under 35 U.S.C. § 271(e)(2)(A) of the ’218 Patent and the ’222 Patent (the “Pending Litigation”); and

WHEREAS, the Parties are willing to settle the Pending Litigation on the terms set forth herein and in the Term Sheet (as defined below), in an effort to avoid further litigation and contain associated fees, costs, and expenses.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Term Sheet, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

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1. Definitions. All capitalized terms used, but not otherwise defined herein, shall have the meanings set forth in the Term Sheet. As used herein, the following capitalized terms shall have the meanings ascribed to them below:

“Commercially Reasonable Efforts” means the reasonable, diligent, and good-faith efforts as a Party would normally use to accomplish a similar objective under similar circumstances.

“Execution Date” means the date on which all the Parties have executed this Settlement Agreement and the Term Sheet.

“Market” means to offer for sale, sell, promote or distribute a product.

“Pending Claims” means any claim related to or arising out of preparation and submission of the Sandoz ANDA, known or unknown, suspected or unsuspected, asserted or unasserted, at law or in equity, that could have been, is or was asserted in, or could have been, is or was the subject matter of, the Pending Litigation.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

“Term Sheet” means the Term Sheet, between the Parties hereto, attached to this Settlement Agreement as Exhibit B (the terms of which may be subsequently memorialized in a definitive agreement).

2. Antitrust Review.

(a) As soon as practicable and in no event later than [***] following the Execution Date, the Parties shall submit this Settlement Agreement and the Term Sheet to the appropriate personnel at the United States Federal Trade Commission and Antitrust Division of United States Department of Justice (the “Agencies”) for review under Section 1112 of the Medicare Prescription Drug Improvement and Modernization Act of 2003. Each Party shall notify the other Parties when it has submitted this Settlement Agreement to the Agencies.

(b) If, within [***] of receipt of this Settlement Agreement by the Agencies, any Agency objects to, responds to, or otherwise comments on such submission, or requests information concerning such submission, the Parties shall use Commercially Reasonable Efforts to address or resolve such objection, response or comment and respond to such request for information; provided, however, that such Commercially Reasonable Efforts shall not result in a material change to the rights and obligations of the Parties under this Settlement Agreement and the Term Sheet, except as the Parties may otherwise mutually agree in writing. Such Commercially Reasonable Efforts to address or resolve any such objection, response or comment or to respond to such request shall continue for a period of not more than [***] from when such objection, response or comment is first raised or such request is first made, unless the Parties mutually agree in writing to extend such [***] period. If, despite such Commercially Reasonable Efforts, either Party concludes that the Parties are unable to adequately address or resolve any such objection, response or comment, or to respond to such request for information during such

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[***] period or agreed extension thereof, the Parties shall, unless they agree otherwise in writing, promptly reinstate the Pending Litigation. In the event of such reinstatement, the Parties shall use Commercially Reasonable Efforts to return the Parties to the position they were in before signing this Settlement Agreement; and the Sandoz Parties shall not challenge the applicability or reinstatement of the full balance of any stay of US FDA approval existing as of the Execution Date as to which the Sandoz ANDA would have been subject but for the execution of this Settlement Agreement and the Term Sheet. In the event of such reinstatement, none of the Sandoz Parties shall Market the Sandoz Product prior to the date on which any such stay existing as of the Execution Date would have expired but for the execution of the Settlement Documents (as defined below). Upon accomplishing such reinstatement, this Settlement Agreement and the Term Sheet shall terminate and shall be void ab initio.

3. Stipulation and Order of Dismissal.

(a) In consideration of the mutual benefits of entering into this Settlement Agreement, the Parties shall enter into and cause to be filed with the District Court, within [***] after the Execution Date, a stipulation and proposed order dismissing with prejudice all claims, defenses and counterclaims as between the Cadence Parties and the Sandoz Parties in the Pending Litigation, substantially in the form annexed hereto as Exhibit A (“Stipulation and Order of Dismissal With Prejudice”).

(b) If the District Court raises an objection to, or does not grant, the Stipulation and Order of Dismissal With Prejudice in substantially the same form as that annexed hereto as Exhibit A, the Parties shall confer in good faith and revise the Stipulation and Order of Dismissal With Prejudice consistent with the requirements of the District Court and this Settlement Agreement and the Term Sheet.

(c) The Parties agree that this Settlement Agreement and the Term Sheet (collectively, the “Settlement Documents”) shall become effective, and shall be binding on any such Party, on and as of the Execution Date.

4. Settlement and Release. From the Execution Date, the Parties agree as follows:

(a) The Cadence Parties, on behalf of themselves and their respective Affiliates, hereby release, acquit, and discharge the Sandoz Parties and their respective Affiliates from all Pending Claims. The foregoing release discharge covers all of such Pending Claims, from the beginning of time through and including the Execution Date.

(b) The Sandoz Parties, on behalf of themselves and their respective Affiliates, hereby release, acquit, and discharge the Cadence Parties and their respective Affiliates from all Pending Claims. The foregoing release covers all of such Pending Claims, from the beginning of time through and including the Execution Date.

5.	Scope of Settlement and Release. Notwithstanding anything to the contrary elsewhere in Sections 3 and 4, nothing in this Settlement Agreement is intended to prevent or preclude any of the Parties (a) from participating in (including, without limitation, initiating) future proceedings that bear upon or relate to (i) the Parties’ respective obligations or rights under this Settlement Agreement and/or the Term Sheet, including, without limitation, post-Execution Date treatment or resolution of issues related to and/or the enforcement of this Settlement Agreement and/or the Term Sheet, or (ii) subject to the terms of the Term Sheet and the Definitive Agreement, claims that are unrelated to either the Pending Litigation or the Sandoz Product, or (b) from invoking the continuing jurisdiction of the District Court to enforce this Settlement Agreement and/or the Term Sheet.

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6. Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Parties as follows:

(a) that such Party has obtained the advice of legal counsel prior to such Party’s execution and delivery of the Settlement Documents, and that such Party’s execution and delivery of this Settlement Agreement containing the releases set forth above are made voluntarily, with full knowledge of their significance, and with the express intention of extinguishing all obligations;

(b) that such Party has the corporate, partnership or limited liability company power and authority to enter into the Settlement Documents and to perform its obligations hereunder and thereunder;

(c) the Settlement Documents have been duly authorized, executed and delivered and constitute the legal, valid, and binding obligations of such Party, enforceable in accordance with their terms;

(d) the execution, delivery, and performance of the Settlement Documents do not and will not violate or conflict with any provision of such Party’s Certificate of Incorporation or bylaws, or other operating or partnership agreement, as applicable and in effect on the Execution Date;

(e) that the execution and delivery of the Settlement Documents and the performance by the Party of any of its obligations hereunder do not and will not conflict with or result in a breach of any other agreement to which it or any of its Affiliates is a party, any judgment of any court or governmental body applicable to the Party or its properties, or, to the Party’s knowledge, any statute, decree, order, rule or regulation of any court or governmental authority applicable to the Party or its properties;

(f) that such Party: (i) has read the Settlement Documents, (ii) fully understands all the terms and conditions thereof and the meaning of each provision thereof (including specifically the releases and covenants contained herein), and (iii) has entered into the Settlement Documents of its own free will and volition, has been advised to consult counsel, has had the opportunity to consult with counsel concerning the Settlement Documents, and freely and voluntarily enters into them; and

(g) the Settlement Documents were negotiated by the Parties on an arm’s-length basis, and nothing in the Settlement Documents shall be construed as establishing a special relationship of trust and confidence, fiduciary, partnership or joint venture relationship between the Parties.

(h) [***]

7. Acknowledgements, Settlement Agreements and Covenants. The Parties consent to the jurisdiction and venue of the District Court for the purposes of the settlement of the Pending Litigation and enforcement of the terms of the Settlement Documents. The Parties acknowledge and agree that any breach of the Term Sheet shall constitute a breach of this Settlement Agreement. Subject to the terms of the Term Sheet, the Sandoz Parties acknowledge and admit that, in the absence of the Term Sheet, the making, using, selling, offering for sale, or importing of the Sandoz Product would infringe the asserted claims of the ’218 Patent and the ’222 Patent, that the filing of the Sandoz ANDA No. [***] was a technical act of infringement with respect to the asserted claims of the ’218 Patent and the ’222 Patent, and that the asserted claims of the ’218 Patent and the ’222 Patent are valid and enforceable as against the Sandoz Product and Sandoz ANDA No. [***] only. For purposes of clarity, nothing herein (i) prevents the Sandoz Parties from challenging the infringement, enforceability or validity of the ’218 Patent or the ’222 Patent in judicial proceedings in connection with any product other than the Sandoz Product or any ANDA other than the Sandoz ANDA, including but not limited to the filing of any “Paragraph IV Certification” under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) to the ’218 Patent or the ’222 Patent, the filing of any declaratory judgment action against the ’218 Patent or the ’222 Patent, and engaging in the defense of, or in response to, any assertion of infringement of the ’218 Patent or the ’222 Patent, in each case in connection with a product other than the Sandoz Product or Sandoz ANDA, or (ii) prevents assertion in the future of the ’218 Patent or the ’222 Patent against any product other than the Sandoz Product or Sandoz ANDA.

From and after the Execution Date, each of the Sandoz Parties agrees, on behalf of itself and its Affiliates, not to, directly or indirectly, challenge the validity or enforceability of the ’218 Patent or the ’222 Patent (or assist any Third Party to do so) in any proceedings before the USPTO. Notwithstanding the foregoing, this Section 7 does not prevent the Sandoz Parties from commencing such proceedings before the USPTO in response to a claim by the Cadence Parties against the Sandoz Parties of infringement of the ’218 Patent or the ’222 Patent by any ANDA that is not the Sandoz ANDA or any product that is not the Sandoz Product.

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8. Confidentiality. The terms of the Settlement Documents and the negotiations of the Parties pertaining thereto shall be maintained in confidence by the Parties except as is: (i) required by statute, ordinance or regulation, including, without limitation, SEC reporting requirements, or by the rules or regulations of any stock exchange that a Party is subject to; (ii) required pursuant to compulsory legal process or by discovery obligations incident to litigation; (iii) necessary for the exercise of the rights granted to the Parties under the Settlement Documents, including that the Sandoz Parties may disclose such terms to the US FDA as may be reasonably necessary in obtaining and maintaining final approval of the Sandoz ANDA and launching the Sandoz Product that is the subject of the Sandoz ANDA, when and only when as provided by the Term Sheet; (iv) expressly provided in the Settlement Documents; or (v) expressly permitted under this Section 8, or as otherwise agreed to in writing by the Parties.

(a) If a Party is disclosing information relating to any of the Settlement Documents because it is required to do so to comply with statutory, regulatory, or legal process requirements (or necessary for the exercise of the rights granted under the Settlement Documents), including its reporting requirements under the SEC rules, or any national securities exchange on which it is listed, such Party intending to make such disclosure shall give the other Parties at least [***] prior notice in writing of the text of the intended disclosure, unless such statutory, regulatory, or legal process requirements would require earlier disclosure, in which event, such notice shall be provided as early as practicable.

(b) Such disclosing Party shall request confidential treatment with respect to the terms of the applicable Settlement Documents and to use Commercially Reasonable Efforts to have redacted such provisions of the applicable Settlement Documents as the Parties may agree from any copies filed pursuant to such statutory, regulatory, or legal process requirements. Without limiting the generality of the foregoing, if a Party determines that it will be required to file the Settlement Documents as provided above, promptly after the giving of notice by such Party as contemplated above, the Parties shall use Commercially Reasonable Efforts to agree on those provisions of the Settlement Documents that the Parties will seek to have redacted as provided above.

(c) Each Party may disclose the terms of the Settlement Documents to its respective Affiliates, insurers, lenders, attorneys, and accountants, subject to such Affiliates, insurers, lenders, attorneys, accountants, and potential investors, acquirors or merger partners, being bound by confidentiality obligations at least as stringent as those set forth in this Section 8.

9. Public Documents. The Parties recognize that, once it is filed with the District Court, the Stipulation and Order of Dismissal With Prejudice will be a matter of public record and therefore will not be subject to any confidentiality restrictions herein. The Parties also recognize that, upon the filing of the Stipulation and Order of Dismissal With Prejudice with the District Court, the fact that the Parties have settled the Pending Litigation will be a matter of public record and thus will not be subject to any confidentiality restrictions herein; provided, however, that, subject to the terms of the Term Sheet, the terms of such settlement shall be maintained in confidence as provided by Section 8 above.

10. Press Release. Except as permitted hereunder or under the Term Sheet, the terms of the Settlement Documents shall remain confidential.

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11. General Provisions.

(a) The Settlement Documents contain the entire settlement terms pertaining to the subject matter hereof, and supersede any prior or contemporaneous negotiations, representations, settlement agreements, and understandings of the Parties with respect to such subject matter, whether written or oral. The Parties acknowledge that they have not relied on any promise, representation, or warranty, expressed or implied, not contained in the Settlement Documents.

(b) This Settlement Agreement is the result of good faith negotiations and compromise. The Settlement Agreement and the releases contained in this Settlement Agreement affect the Pending Claims, and, except as expressly set forth in this Settlement Agreement, nothing set forth herein shall be construed as an admission by any Party hereto of any liability of any kind to the other, or to any other Person.

(c) Each of the Parties covenants and agrees, severally and for itself and its Affiliates only, to take additional actions that may be reasonably necessary or appropriate to fully effectuate the terms, intent, and conditions of this Settlement Agreement.

(d) This Settlement Agreement shall inure to the benefit of the Parties and, consistent with the assignment provisions set forth in the Term Sheet, shall be binding upon the Parties and their respective successors and permitted assigns.

(e) Each Party acknowledges and agrees that money damages would not be a sufficient remedy for any breach of this Settlement Agreement or the Term Sheet by another Party, as the case may be, and that the non-breaching Party or Parties will be entitled to equitable relief, including a temporary restraint, a preliminary injunction, a permanent injunction, and specific performance for any such breach. Such remedies are not to be the exclusive remedies for a breach of this Settlement Agreement or the Term Sheet, but will be in addition to all other remedies available at law or equity.

(f) This Settlement Agreement will be deemed to have been drafted jointly by the Parties and therefore no provision of this Settlement Agreement shall be construed against any Party on the theory that a particular Party drafted such provision.

(g) This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California. All actions and proceedings arising out of or relating to this Settlement Agreement or the Term Sheet shall be heard and determined exclusively in the District Court, and each Party irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the District Court, that its property is exempt or immune from attachment or execution, that such action or proceeding is brought in an inconvenient forum, that the venue of such action or proceeding is improper, or that this Settlement Agreement or the Term Sheet or the transactions contemplated hereby or thereby may not be enforced in or by the District Court. In the event that the District Court lacks subject-matter jurisdiction, the provisions of this paragraph apply equally to the California state courts.

(h) This Settlement Agreement may be executed simultaneously in any number of counterparts, and sent via facsimile or e-mail to the other Parties, each of which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute but one and the same document. Telefacsimile or e-mail transmissions of any executed original counterpart signature page to this Settlement Agreement and/or retransmission of any such executed telefacsimile or e-mail transmission shall be deemed to be the same as the delivery of an executed original and the Parties may not claim any defect based upon another Party’s inability to produce a “hard” signature copy. At the request of a Party, a Party shall confirm fax transmissions by executing duplicate original documents and delivering the same to the requesting Party.

(i) Headings in this Settlement Agreement are for convenience of reference only and shall not affect its interpretation or construction.

(j) Each Party shall bear its own costs, fees, and expenses in any way related to the negotiation, preparation, execution, and delivery of this Settlement Agreement and the obligations and releases contained herein.

(k) Assignment of this Settlement Agreement is subject to the same terms and conditions as the assignment of the Term Sheet, and this Settlement Agreement may be assigned only in connection with (and to the assignee of) an assignment of the Term Sheet. Notwithstanding anything in this Settlement Agreement to the contrary, assignment of this Settlement Agreement shall not release any claims against a Person that is not a Party or an Affiliate of a Party on the Execution Date.

(l) Subject to Section 2, if any provision of the Settlement Documents shall be held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that the Settlement Documents shall otherwise remain in full force and effect and enforceable, provided that nothing contained in the Settlement Documents shall be deemed to require a Party to agree to any modification that materially affects the economic value of the transactions contemplated hereby.

(m) As used in this Settlement Agreement, neutral pronouns and any variations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural, and vice versa, as the context may require. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Settlement Agreement as a whole, as the same may from time to time be amended or supplemented, and not to any particular subdivision contained in this Settlement Agreement. The word “including” when used herein is not intended to be exclusive, or to limit the generality of the preceding words, and means “including, without limitation”. Where a Party’s consent is required hereunder, except as otherwise specified herein, such Party’s consent may be granted or withheld in such Party’s sole discretion.

12. Notices. All notices pursuant to this Settlement Agreement shall be provided, by (a) fax or e-mail, followed by sending a copy by first class mail or express delivery service, or (b) first class mail or express delivery service, as follows and shall be deemed effective upon receipt of same:

If to the Cadence Parties:

Cadence Pharmaceuticals, Inc.

12481 High Bluff Drive, Suite 200

San Diego, California 92130

Attention: Hazel M. Aker, General Counsel

Phone: [***]

Fax: [***]

Email: [***]

and

Kenneth Schuler

Latham & Watkins

233 South Wacker Drive, Suite 5800

Chicago, IL 60606

Phone: [***]

Fax: [***]

Email: [***]

and

SCR Pharmatop

10, Square St. Florentin

78150 Le Chesnay, France

Attention: Managing Director

Phone: [***]

Fax: [***]

Email: [***]

and

Didier Ravaud

SCP Ayme Ravaud Leguen

10 rue Cimarosa 75116

Paris, France

Phone: [***]

Fax: [***]

Email: [***]

and

Charles Weiss

Holland & Knight LLP

31 West 52nd Street

New York NY 10019

Phone: [***]

Fax: [***]

Email: [***]

and

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John S. Moot

Schwartz Semerdjian Ballard & Cauley LLP

101 West Broadway, Suite 810

San Diego, CA 92101

Phone: [***]

Fax: [***]

Email: [***]

If to Sandoz:

Sandoz Inc.

506 Carnegie Center, Suite 400

Princeton, New Jersey 08540

Attention: General Counsel

Fax: [***]

with copy to:

Sandoz Inc.

506 Carnegie Center, Suite 400

Princeton, New Jersey 08540

Attention: Vice President, Intellectual Property

Fax: [***]

If to Neogen:

Legal Department

Neogen International N.V.

Square Marie Curie 50, building 5, 4th floor

1070 Anderlecht

Belgium

Phone: [***]

Fax: [***]

If to APC:

APC Pharmaceuticals, LLC

Managing Director

40 Oriole Drive

Medfield, MA 02052

Phone: [***]

Fax: [***]

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have each caused this Settlement Agreement to be executed by their authorized representatives as of the Execution Date.

Cadence Pharmaceuticals, Inc.

		By	/s/ William R. LaRue
		Name:	William R. LaRue
		Title:	Sr. Vice President and CFO

SCR Pharmatop

		By	/s/ Dietlin
		Name:	Dietlin
		Title:	General Manager

Sandoz Inc.

		By	/s/ Pearl Siew
		Name:	Pearl Siew
		Title:	VP & Head, IP US

Sandoz AG

By	/s/ Andreas Eggmann	By	/s/ Georg Rieder
Name:	Andreas Eggmann	Name:	Georg Rieder
Title:	Head Sandoz AG	Title:	Chief Financial Officer, Sandoz AG

Neogen International N.V.

		By	/s/ Eric DuBois
		Name:	Eric DuBois
		Title:	Managing Director

APC Pharmaceuticals, LLC

		By	/s/ John F. Kiley
		Name:	John F. Kiley
		Title:	Managing Director

EXHIBIT A

Stipulation and Order of Dismissal With Prejudice

UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF CALIFORNIA

)
CADENCE PHARMACEUTICALS, INC. AND	)
SCR PHARMATOP,	)
)
Plaintiffs,	)
	)	CASE NO. 13 CV-00278 DMS
v.	)
	)	(MDD)
SANDOZ INC., SANDOZ AG, NEOGEN	)
INTERNATIONAL N.V. AND APC	)
PHARMACEUTICALS LLC	)
)
Defendants.	)
)
)

STIPULATION TO ORDER OF DISMISSAL

PURSUANT TO FED. R. CIV. P. 41(a)(2)

Pursuant to Rule 41(a)(2) of the Federal Rules of Civil Procedure, the Plaintiffs, Cadence Pharmaceuticals, Inc. and SCR Pharmatop, and Defendants Sandoz Inc., Sandoz AG, Neogen International N.V. and APC Pharmaceuticals LLC (collectively “the Parties”) hereby stipulate to the entry of the attached proposed Order of Dismissal, dismissing with prejudice all claims, counterclaims, and defenses in the above-styled action as between the Parties, with the Parties bearing their own fees and costs.

LATHAM & WATKINS LLP	MORRIS POLICH & PURDY LLP

Stephen P. Swinton

Darryl H. Steensma

12636 High Bluff Drive, Suite 400

San Diego, CA 92130

Phone: [***]

Fax: [***]

Email: [***]

Email: [***]

Attorneys for Plaintiffs

Cadence Pharmaceuticals, Inc.

and SCR Pharmatop

Donald L. Ridge

Megan S. Wynne

Noushan Noureddini

Morris Polich & Purdy LLP

1055 West Seventh Street, Suite 2400

Los Angeles, California 90017

Phone: [***]

Fax: [***]

Email: [***]

[***]

[***]

Attorneys for Defendants

Sandoz Inc., Sandoz AG, Neogen International N.V. and
APC Pharmaceuticals LLC

OF COUNSEL:

LATHAM & WATKINS LLP

Kenneth G. Schuler, Esq.

233 S. Wacker, Suite 5800

Chicago, Illinois 60606

Telephone No.: [***]

Attorneys for Plaintiff

Cadence Pharmaceuticals, Inc.

HOLLAND & KNIGHT LLP

Charles A. Weiss, Esq.

31 West 52nd Street

New York, NY 10019

Telephone No.: [***]

Attorneys for Plaintiff

SCR Pharmatop

OF COUNSEL:

RAKOCZY MOLINO MAZZOCHI SIWIK LLC

William A. Rakoczy

Paul J. Molino

Deanne M. Mazzochi

Rachel P. Waldron

Rakoczy Molino Mazzochi Siwik LLP

6 West Hubbard Street, Suite 500

Chicago, Illinois 60654

Phone: [***]

Fax: [***]

Email: [***]

[***]

[***]

[***]

Attorneys for Defendants

Sandoz Inc. and Sandoz AG

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MILORD & ASSOCIATES, PC
Milord A. Keshishian
Milord & Associates, PC
2049 Century Park East, Suite 3850
Los Angeles, CA 90067
Ph: [***]
Fax: [***]
www.milordlaw.com

Attorneys for Defendant
APC Pharmaceuticals LLC

MERCHANT & GOULD P.C.
Jeffrey D. Blake
Merchant & Gould P.C.
191 Peachtree Street, N.E., Suite 4300
Atlanta, Georgia 30303-1740
Phone: [***]
Fax: [***]
Email: [***]

Attorneys for Defendant
Neogen International N.V.

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UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF CALIFORNIA

)
CADENCE PHARMACEUTICALS, INC. AND	)
SCR PHARMATOP,	)
)
Plaintiffs,	)
	)	CASE NO. 13 CV-00278 DMS
v.	)
	)	(MDD)
SANDOZ INC., SANDOZ AG, NEOGEN	)
INTERNATIONAL N.V. AND APC	)
PHARMACEUTICALS LLC	)
)
Defendants.	)
)
)

[Proposed] ORDER OF DISMISSAL

Pursuant to Rule 41(a)(2) of the FEDERAL RULES OF CIVIL PROCEDURE, and pursuant to and based on the stipulation of Plaintiffs, Cadence Pharmaceuticals, Inc. and SCR Pharmatop, and Defendants Sandoz Inc., Sandoz AG, Neogen International NV and APC Pharmaceuticals LLC (collectively “the Parties”), it is hereby ORDERED that all claims, counterclaims and defenses in the above-styled action as between the Parties, are dismissed with prejudice. The Parties shall bear their own fees and costs.

SO ORDERED:

This      day of             , 2014

Honorable Dana M. Sabraw
United States District Court Judge

EXHIBIT B

Term Sheet

[ATTACHED]

CADENCE/SCR PHARMATOP-SANDOZ TERM SHEET

Cadence Pharmaceuticals, Inc. (“Cadence”) and SCR Pharmatop (“Pharmatop” and, together with Cadence, the “Cadence Parties”), on the one hand, and Sandoz Inc. (“Sandoz Inc.”), Sandoz AG (“AG” and, together with Sandoz Inc., “Sandoz”), Neogen International N.V. (“Neogen”) and APC Pharmaceuticals, LLC (“APC” and, together with Sandoz and Neogen, the “Sandoz Parties”), on the other hand, have had discussions to resolve the Pending Litigation (as defined below), including the negotiation of rights and obligations in connection therewith and certain commercial terms, and each Party has determined that it is in its best interests to execute and be bound by this term sheet in connection therewith (this “Term Sheet”). Each of the Cadence Parties and the Sandoz Parties is referred to as a “Party” and, collectively, as the “Parties”. This Term Sheet shall be considered to be confidential information of the Parties.

Accordingly, in addition to that certain Settlement Agreement entered into by the Cadence Parties and the Sandoz Parties, the Parties are executing this Term Sheet as of the date set forth on the signature page hereto (the “Execution Date”) intending to be legally bound by the terms set forth herein and to create legally enforceable obligations and rights as set forth herein. Immediately following the execution of this Term Sheet, the Parties shall negotiate in good faith the terms of a definitive agreement regarding the transaction described in, and incorporating the terms set forth in, this Term Sheet (the “Definitive Agreement”) and containing such other provisions that are usual and customary in a pharmaceutical industry license agreement, which Definitive Agreement, when executed by the Parties shall supersede and replace in its entirety this Term Sheet; provided, however, that if, despite such good faith efforts, the Parties are unable to negotiate the Definitive Agreement within [***] following the Execution Date, then all provisions in this Term Sheet shall continue to be binding on the Parties, provided that the Settlement Agreement has not been terminated in accordance with the terms hereof.

Overview	To resolve the Pending Litigation and any other disputes involving the Sandoz ANDA (as defined below) and the Sandoz Product (as defined below), the Parties are entering into this Term Sheet and shall negotiate in good faith the Definitive Agreement, which shall contain all of the terms and conditions set forth hereafter, and such other terms and conditions of the type normally included in such agreements that are consistent with this Term Sheet.

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Definitions

“’222 Patent” means U.S. Patent No. 6,028,222, including all extensions, continuations, continuations-in-part, divisionals, reissues, reexaminations, inter partes reviews, and post-grant reviews thereof, and any foreign counterparts or equivalents thereof (regardless of whether any claim of priority is asserted or otherwise exists), in each case whether granted or allowed before, on, or after the Execution Date.

“’218 Patent” means U.S. Patent No. 6,992,218, including all extensions, continuations, continuations-in-part, divisionals, reissues, reexaminations, inter partes reviews, and post-grant reviews thereof, and any foreign counterparts or equivalents thereof (regardless of whether any claim of priority is asserted or otherwise exists), in each case whether granted or allowed before, on, or after the Execution Date.

“Affiliate” means

(a)    A Person, which directly or indirectly controls a Party;

(b)    A Person, which is directly or indirectly controlled by a Party; or

(c)    A Person, which is controlled, directly or indirectly, by the ultimate parent company of a Party.

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Control, as used in clause (a), (b), or (c), is defined as owning greater than fifty percent (>50%) of the voting stock of a company or having otherwise the power to govern the financial and the operating policies or to appoint the management of an organization.

“ANDA” means an abbreviated new drug application (or equivalent US regulatory mechanism).

“Authorized Generic” means a generic version of the Cadence Product (as defined below) that is marketed or intended for marketing in the Territory (as defined below) under the Cadence NDA (as defined below) without the OFIRMEV® trademark (or any replacement trademark).

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“Cadence NDA” means NDA No. 022450, including any replacement, amendment, or supplement thereto.

“Cadence Product” means Cadence’s injectable acetaminophen product having a dosage amount of 1000 mg/100 ml (10 mg/ml) in finished dosage form that is the subject of the Cadence NDA.

“Commercially Reasonable Efforts” means the reasonable, diligent, and good-faith efforts as a pharmaceutical company of similar size to the corresponding Party would normally use to accomplish a similar objective under similar circumstances.

“District Court” means the United States District Court for the Southern District of California.

“Execution Date” means the date on which all the Parties have executed this Term Sheet and the Settlement Agreement.

“FDA” means the U.S. Food and Drug Administration (and any successor agency thereto).

“Final Court Decision” means a decision by a court that is no longer subject to a right of appeal (other than by a petition to the United States Supreme Court for writ of certiorari).

“First Filer” shall mean a first applicant, as defined under 21 U.S.C. § 355(j)(5)(B)(iv)(II)(bb) (as amended or replaced), and wherein such first applicant has not forfeited, waived or otherwise relinquished its generic exclusivity period.

“Generic Product” means an injectable acetaminophen drug formulation that is approved under the Federal Food, Drug, and Cosmetic Act under section 505(b)(2) or 505(j) of the Act, that relied in whole or in part on data developed for, or the approval of, the Cadence Product.

“Launch at Risk” means commercial Marketing of a Generic Product by a Third Party that is (i) prior to the earlier of (a) the Entry Date (as defined below) or (b) a Final Court Decision that such Third Party’s Generic Product does not infringe any valid unexpired claim of the ’218 Patent and the ’222 Patent; and (ii) not licensed or otherwise authorized by the Cadence Parties prior to the date of such Marketing commencement.

“Licensed Patents” means, collectively, the ’218 Patent, and any other United States patents owned, licensed by, or otherwise controlled by the Cadence Parties that would, in the absence of a license, be infringed by the Manufacture, importation and/or Marketing by any of the Sandoz Parties of the Sandoz Product in the Territory as of the Entry Date, including any extensions, Pediatric Exclusivities, continuations, continuations-in-part, divisionals, reissues, reexaminations, inter partes reviews, and post-grant reviews thereof, and any foreign counterparts or equivalents thereof (regardless of whether any claim of priority is asserted or otherwise exists).

“Manufacture” means to use, make, or have made a product.

“Market” and “Marketing” means to offer for sale, sell, or distribute a product.

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“NDA” means a new drug application (or equivalent US regulatory mechanism).

“Officially Discontinue” means any of: (a) delisting the Cadence Product with the FDA; (b) seeking or otherwise undertaking any action with the FDA to withdraw the Cadence Product from the market; and/or (c) deleting, removing, designating as “obsolete” or canceling any National Drug Code(s) or any other relevant code(s) for the Cadence Product from the applicable National Drug Data File maintained by First Databank (or any successor or equivalent organization), or from any other pricing database.

“Orange Book” means the FDA publication entitled Approved Drug Products with Therapeutic Equivalence Evaluations (or any successor publication thereto).

“Pediatric Exclusivity” means the period of exclusivity provided by 21 U.S.C. § 355a(b)(1)(B) (as amended or replaced) and/or 21 U.S.C. § 355a(c)(1)(B) (as amended or replaced).

“Pending Litigation” means Cadence Pharmaceuticals, Inc. and

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SCR Pharmatop v. Sandoz Inc. et al., Case No. 13-cv-0278-DMS-MDD (S.D. Cal.), pending in the District Court.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

“Sandoz ANDA” means ANDA No. 204052 filed by Sandoz Inc. with the FDA seeking the FDA’s approval to sell generic injectable acetaminophen in the United States, including any amendments, supplements or replacements thereto, and that references the Cadence Product.

“Sandoz ANDA Holder” means the registered holder of the Sandoz ANDA.

“Sandoz Product” means an injectable acetaminophen product having a dosage amount of 1000 mg/100 ml (10 mg/ml) in finished dosage form that is the subject of the Sandoz ANDA.

“Territory” means the United States of America, including its territories, possessions, and commonwealths.

“Third Party” means any Person other than a Party or its Affiliates.

License

Subject to the terms and conditions of this Term Sheet and the Settlement Agreement, Cadence hereby grants to Sandoz ANDA Holder (and to the extent necessary, their Affiliates, suppliers, distributors, manufacturers, customers and assignees, as the case may be) a non-exclusive, fully paid, non-transferable sublicense under the Licensed Patents, with no right to sublicense (the “License”), to:

(a)    Manufacture the Sandoz Product inside or outside the Territory not earlier than [***] and solely for Marketing the Sandoz Product in the Territory [***];

(b)    Import the Sandoz Product into the Territory not earlier than [***] and solely for Marketing the Sandoz Product in the Territory [***]; and

(c)    Market the Sandoz Product in the Territory [***].

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(a)    Not earlier than [***], the Sandoz Parties may engage in [***]; and

(b)    Not earlier than [***], the Sandoz Parties may offer the Sandoz Product for sale to occur on or after the Entry Date in the Territory (provided, however, that none of the Sandoz Parties, nor any of their respective Affiliates, will enter into any binding contract for, accept orders for or deliver to any Third Party, any Sandoz Product prior to the Entry Date).

Entry Date	The “Entry Date” shall be December 6, 2020, subject to any of the accelerations described below.

Acceleration of Entry Date

The Entry Date shall be accelerated only under the circumstances specified below to the earliest of:

(a)    Final Court Decision/Expiration of Patents. In the event of a Final Court Decision in a patent case other than an appeal from the USPTO in a reexamination, which is provided for below, holding all unexpired, then asserted and adjudicated claims of the ’218 Patent and the ’222 Patent to be (i) invalid or unenforceable and/or (ii) not infringed by a Generic Product prior to the Entry Date, then the Entry Date shall automatically be accelerated and amended to the date that is the earlier of:

(w)   [***] after the date on which a Third Party commences Marketing a Generic Product after the date of entry of a Final Court Decision under subpart (a)(i) or (a)(ii), if such Third Party is a First Filer;

(x)    the date of entry of a Final Court Decision under subpart (a)(i) above, if, as of such date, there is no First Filer (including as a result of forfeiture, waiver or other relinquishment of generic marketing exclusivity);

(y)    the date on which a Third Party commences Marketing a Generic Product, consistent in size and scope of a commercial launch thereof, after the date of entry of a Final Court Decision under subpart (a)(ii) above, if, as of such date, there is no First Filer (including as a result of forfeiture, waiver or other relinquishment of generic marketing exclusivity); or

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(z)    the date on which the ‘222 Patent expires in the event that only the ‘218 Patent has been the subject of a Final Court Decision under either subpart (a)(i) or (a)(ii), above.

In addition, if the Cadence Parties fail to maintain the Licensed Patents, the Entry Date may be accelerated to the last to expire of the Licensed Patents.

For the sake of clarity, in the event of a final decision of the USPTO in a re-examination from which no appeal can be or has been taken that results in the issuance of a Reexamination Certificate cancelling all relevant claims such that a Third Party may commence Marketing a Generic Product, the Entry Date shall automatically be accelerated and amended to the date on which a Third Party commences Marketing a Generic Product; provided, however, that no such acceleration and amendment shall occur if such Reexamination Certificate contains one or more claims that:

(i)     are not materially different from dependent claims asserted against the Sandoz Parties in the Pending Litigation but were rewritten in independent form (or with different dependent form) because the claim(s) from which they depended were cancelled in the Reexamination Certificate;

(ii)    would necessarily be infringed by the Sandoz Product if the Sandoz Product were assumed to infringe the claims asserted against Sandoz in the Pending Litigation; or

(iii)  are “substantially identical” (as that term is used in 35 U.S.C. § 252) to a claim asserted against the Sandoz Parties in the Pending Litigation.

(b)    Previously Licensed Generic Product. In the event that Cadence has licensed or otherwise authorized any Third Party to Market a Generic Product before December 6, 2020, then the Entry Date shall automatically be accelerated and amended to the date that is: (i) [***] after the date on which any Third Party commences Marketing a Generic Product in the Territory in the event that such Third Party is a First Filer; or (ii) the date on which any Third Party that is licensed or otherwise authorized to commence Marketing a Generic

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         Product commences Marketing a Generic Product in the Territory if such Third Party is not a First Filer. Cadence shall provide Sandoz with notice of any anticipated Third Party Marketing of a Generic Product, under either subpart (b)(i) or (b)(ii) herein, within [***] of execution of such Third Party’s license or authorization.

(c)    Authorized Generic. In the event that Cadence Markets (either itself or through an Affiliate) or licenses a Third Party to Market an Authorized Generic before December 6, 2020, then Sandoz’s Entry Date shall automatically be accelerated and amended to be the date on which such Authorized Generic is first Marketed in the Territory. Cadence shall provide Sandoz with notice of any anticipated Marketing of an Authorized Generic within [***] of execution of any agreement that permits the Marketing of an Authorized Generic.

(d)    Market Decline. In the event that (i) any of the Sandoz Parties, after [***], sends Cadence a report from [***], or other mutually acceptable sales report, demonstrating that unit sales of the Cadence Product for have declined to less than [***] and (ii) such report is substantiated by Cadence by reference to a similar report for the same period from [***] (a “Market Decline”), it being acknowledged and agreed that Cadence shall have provided a copy of its report to Sandoz within [***] after Cadence’s receipt of the [***], then, the Entry Date shall be the [***] following Cadence’s receipt of the report from the Sandoz Parties; provided, however, that in the event such decline is (x) the result of or attributable to (1) [***], or (2) [***], and/or (y) not substantiated by Cadence’s report provided in accordance with clause (ii) above, then a Market Decline shall not be deemed to have occurred.

(e)    Launch at Risk. In the event of a Launch At Risk, the Entry Date shall be the date of such Launch At Risk, provided that (i) the Sandoz ANDA Holder has secured final approval of the Sandoz ANDA from the FDA; and (ii) the Sandoz ANDA Holder is not enjoined from entering the market; and provided further that if Cadence seeks, within [***] of the date that the Sandoz ANDA Holder provides written notice to Cadence of such Launch At Risk, a temporary restraining order or injunction prohibiting further sale of such Generic Product, or Cadence otherwise enters into an agreement with

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         such Third Party to prohibit further sale of such Generic Product, the Entry Date shall not be deemed to have been accelerated or amended prior to a court decision on Cadence’s application for a temporary restraining order or, if pending, its application for an injunction. Entry of a court order denying Cadence’s application for a temporary restraining order and injunction shall be deemed to constitute an “Entry Date”; but if a temporary restraining order or an injunction is issued against such Third Party, then no accelerated “Entry Date” shall be deemed to have occurred, provided that no Generic Product is being Marketed in the Territory, unless the Entry Date has otherwise occurred as provided under this Term Sheet. If the application for an injunction is initially denied but the Third Party is subsequently enjoined from continued Marketing of its Generic Product by grant of an injunction, then the Sandoz ANDA Holder shall not commence Marketing the Sandoz Product, or if the Sandoz ANDA Holder has already commenced Marketing the Sandoz Product it shall immediately exit the market with the Sandoz Product (provided that no Generic Product is being Marketed in the Territory), unless the Entry Date has otherwise occurred as provided under this Term Sheet. In the event the Sandoz ANDA Holder has exited the market based upon the previous two sentences, the Sandoz ANDA Holder shall retain its rights to Market an Authorized Generic product, subject to the terms of this Term Sheet.

(f)     Subsequent License. In the event that, after the Execution Date, the Cadence Parties license or otherwise authorize a Third Party to Market a Generic Product prior to the Entry Date set forth in this Term Sheet, then the Entry Date shall be automatically accelerated to the date that is (i) [***] after the date on which such Third Party commences Marketing a Generic Product in the Territory in the event that such Third Party is a First Filer; or (ii) the date on which such Third Party is permitted to launch a Generic Product if such Third Party is not a First Filer, provided that the Sandoz ANDA Holder has obtained final approval from the FDA for the Sandoz Product by such prior Entry Date. The Cadence Parties shall provide the Sandoz ANDA Holder with notice of any such earlier Entry Date within [***] of entering into such Third Party agreement.

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Authorized Generic Rights/Option	In the event that Perrigo or Paddock or any of their Affiliates elects in writing not to exercise its rights to Market an Authorized Generic, then Cadence shall promptly provide written notice of such election to the Sandoz ANDA Holder and Cadence shall thereafter grant a similar right of first refusal for the Sandoz ANDA Holder to be the sole and exclusive distributor of an Authorized Generic (a “Cadence Authorized Generic Product”) in the Territory, subject to the Parties’ negotiation in good faith of a written agreement on substantially the same commercial terms as those set forth in any agreement between Cadence and Paddock in connection therewith.

Covenant-Not-To-Sue

Subject to each of the Sandoz Parties’ compliance with the terms of this Term Sheet, the Cadence Parties covenant not to assert (i) the Licensed Patents or any other United States or foreign patent rights owned, licensed or otherwise controlled by the Cadence Parties or their Affiliates against the Manufacture or Marketing of the Sandoz Product in or for the Territory or the importation of the Sandoz Product or active pharmaceutical ingredient (“API”) into the Territory by any of the Sandoz Parties; or (ii) any foreign patent rights owned, licensed or otherwise controlled by the Cadence Parties or their Affiliates against the Manufacture of the Sandoz Product or API outside of the Territory solely for the Marketing of the Sandoz Product in the Territory or the importation of the Sandoz Product into the Territory by any of the Sandoz Parties (the “Covenant”). For the avoidance of doubt, no right, license, or covenant is granted as to Marketing of Sandoz Product or API outside the Territory. Each of the Parties hereby acknowledges and agrees that, pursuant to that certain letter dated January 30, 2014 from Bristol-Myers Squibb Company (“BMS”) to counsel for each of the Parties, BMS has waived any right to consent to settlement of the Pending Litigation and, accordingly, no obligation under this License Agreement, including the Covenant, or the Settlement Agreement shall be imposed upon BMS.

For all patents listed in the Orange Book for the Cadence Product, the foregoing Covenant shall hereby be treated as a non-exclusive license to such patents for the Sandoz Product solely for the purpose of allowing the Sandoz ANDA Holder to file and maintain with the FDA a “Paragraph IV Certification” for the Sandoz ANDA under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) with respect thereto. The Sandoz ANDA Holder shall have the right to maintain its existing “Paragraph IV Certification” under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) against the ’218 Patent, and as to any other patent listed in the FDA’s Orange Book now or in the future in connection with the Cadence Product.

Subject to each of the Cadence Parties’ compliance with the terms of this Term Sheet, the Sandoz Parties covenant not to assert (i) the [***] or any other United States or foreign patent rights owned, licensed or otherwise controlled by the Sandoz Parties or their Affiliates against the Manufacture or Marketing of the Cadence Product in or for the Territory or the importation of the Cadence Product or API into the Territory by any of the Cadence Parties; or (ii) any foreign patent rights owned, licensed or otherwise controlled by Neogen or its Affiliates against the Manufacture of the Cadence Product or API outside of the Territory solely for the Marketing of the Cadence Product in the Territory or the importation of the Cadence Product into the Territory by any of the Cadence Parties.

No Challenge to Licensed Patents

From and after the Execution Date, each of the Sandoz Parties agrees, on behalf of itself and its Affiliates, not to, directly or indirectly, challenge the validity or enforceability of the Licensed Patents (or assist any Third Party to do so) in any court or forum, including by suing, directly or indirectly, the Cadence Parties or any of their respective Affiliates in any action in any forum seeking an order or decision that (i) any of the Licensed Patents is invalid or unenforceable or (ii) the manufacture, use or sale of any product that is the subject of the Sandoz ANDA does not infringe the Licensed Patents.

Notwithstanding the foregoing or anything else in the Term Sheet, the Definitive Agreement or the Settlement Agreement, the previous paragraph does not prevent any of the Sandoz Parties from challenging the validity, enforceability or non-infringement of a Licensed Patent in judicial proceedings in connection with any product other than the Sandoz Product or any ANDA other than the Sandoz ANDA, including but not limited to the filing of any “Paragraph IV Certification” under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) to any Licensed Patent as part of any ANDA that is not the Sandoz ANDA, the filing of any declaratory judgment action against any Licensed Patent, and engaging in the defense of, or in response to, a patent infringement lawsuit or proceeding asserting any Licensed Patent, in each case in connection with (i) any ANDA that is not the Sandoz ANDA or (ii) any product that is not the Sandoz Product.

From and after the Execution Date, each of the Sandoz Parties agrees, on behalf of itself and its Affiliates, not to, directly or indirectly, challenge the validity or enforceability of the Licensed

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Patents (or assist any Third Party to do so) in any proceedings before the USPTO. Notwithstanding the foregoing or anything else in the Term Sheet, the Definitive Agreement or the Settlement Agreement, this paragraph does not prevent the Sandoz Parties from commencing such USPTO proceedings in response to a claim by the Cadence Parties against the Sandoz Parties of infringement of any Licensed Patent by any ANDA that is not the Sandoz ANDA or any product that is not the Sandoz Product.
Representations and Warranties

(a) Each Party represents and warrants to the other Parties that:

(i)     It has the corporate, partnership or limited liability company power and authority to enter into this Term Sheet and to perform its obligations hereunder;

(ii)    The execution, delivery and performance of this Term Sheet have been duly authorized by all necessary corporate or other organizational actions of the Party and its Affiliates; and

(iii)  The execution and delivery of this Term Sheet and the performance by the Party of any of its obligations hereunder do not and will not conflict with or result in a breach of any other agreement to which it or any of its Affiliates is a party, any judgment of any court or governmental body applicable to the Party or its properties, or, to the Party’s knowledge, any statute, decree, order, rule or regulation of any court or governmental authority applicable to the Party or its properties; and

(iv)   Upon execution and delivery of this Term Sheet by all Parties, this Term Sheet is a valid obligation binding upon such Party and enforceable in accordance with its terms except as enforceability may be limited in future bankruptcy or insolvency.

(b) Each of the Sandoz Parties represents and warrants to the Cadence Parties that, as of the Execution Date, Sandoz and Neogen own all right, title and interest in and to the Sandoz ANDA, no other Person has any rights under the Sandoz ANDA, and neither Sandoz nor Neogen has transferred or assigned any of their rights under the Sandoz ANDA to any Person.

(c) Each of the Cadence Parties represents and warrants to the

Sandoz Parties that with the rights granted to the Sandoz Parties in this Term Sheet, BMS does not have the right to assert the Licensed Patents, the ‘222 Patent, or any other United States or foreign patent rights exclusively licensed by BMS or its Affiliates to any of the Cadence Parties, against the Manufacture or Marketing of the Sandoz Product in or for the Territory, or the importation of the Sandoz Product or its active pharmaceutical ingredient into the Territory, by any of the Sandoz Parties, at any time as of or after the Execution Date.

(d) With the exception of the Cadence Parties’ representation and warranty set forth above in subpart (c), no Party makes any express or implied warranties that any product or process can be made, used, sold, offered for sale, imported or distributed without infringing intellectual property rights owned or controlled by Third Parties.

Waiver of Regulatory or Statutory Exclusivities

Subject to the terms and conditions of this Term Sheet, Cadence grants a waiver of any regulatory or statutory exclusivities to the extent necessary to effectuate the License and the Covenant, and solely for Marketing the Sandoz Product in the Territory not earlier than the Entry Date (“Exclusivity Waiver”). Cadence agrees to cooperate reasonably with the Sandoz ANDA Holder to effectuate the selective waiver of regulatory exclusivity detailed herein, including providing notices to the FDA in substantially the form attached hereto as Exhibit A, verifying the existence of such selective waiver and not opposing the FDA’s final approval of the Sandoz ANDA for sale of the Sandoz Product in the Territory as of the Entry Date. Cadence agrees to notify the Sandoz ANDA Holder within [***] of its receipt of notice regarding the grant or denial of Pediatric Exclusivity with respect to the Cadence Product. Cadence also agrees to deliver an executed version of Exhibit A (or such other form as FDA may require) to the FDA and the Sandoz ANDA Holder within [***] following the Sandoz ANDA Holder’s request.

Most Favored Nation

As of and after the Execution Date, the Cadence Parties agree that if the Cadence Parties enter into any agreement, license, sublicense, settlement, covenant, waiver or other authorization of any kind with any Third Party (that is not a First Filer) or Affiliate involving a Generic Product or Authorized Generic (“Subsequent Third Party Agreement”), and any terms involving entry dates, accelerations, manufacturing and import rights, pre-marketing terms, covenants, or financial terms in such Subsequent Third Party Agreement are more favorable than those terms specifically set forth in this Term Sheet or the Definitive Agreement, then Cadence shall, as soon as reasonably practicable (and in no event less than [***]), amend the terms of this Term Sheet or the Definitive Agreement to extend such more favorable terms to Sandoz and provide notice of such amendment to Sandoz. The Cadence Parties further represent and warrant that, as of the Execution Date, they have not entered into any agreement, license, sublicense, settlement, covenant, waiver or other authorization of any kind with any Third Party (that is not a First Filer) in respect of a Generic Product that provides for more favorable terms relating to entry dates, accelerations, pre-marketing terms, covenants, or financial terms (with the explicit exception of any terms relating to an Authorized Generic).

Costs And Expenses	Each Party shall bear its own fees and costs, including attorney fees, in the Pending Litigation and in connection with the preparation and execution of this Term Sheet, the Settlement Agreement and the

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Definitive Agreement.
Confidentiality

The terms of this Term Sheet and the negotiations of the Parties pertaining thereto shall be maintained in confidence by the Parties except:

(a)    as may be disclosed to auditors and accountants or other consultants associated with tax reporting issues;

(b)    as is required by statute, ordinance or regulation (including pursuant to Title XI of the Medicare Prescription Drug Improvement and Modernization Act (Subtitle B – Federal Trade Commission Review)), including, without limitation, SEC reporting requirements, or by the rules or regulations of any stock exchange that the Parties are subject to;

(c)    as is required pursuant to compulsory legal process or by discovery obligations incident to litigation;

(d)    as is necessary for the exercise of the rights granted to the Parties under this Term Sheet, including that the Sandoz Parties may disclose such terms to (i) suppliers of products associated with the Sandoz Product as may be reasonably necessary for the Sandoz Parties to conduct business with such suppliers, provided that each of such suppliers agrees to be bound in writing to keep such disclosed terms in confidence and not to use any part of such disclosure for any other purpose, and (ii) the FDA as may be reasonably necessary in obtaining and maintaining final approval of the Sandoz ANDA and launching its Generic Product that is the subject of the Sandoz ANDA, when and only when as provided by this Term Sheet;

(e)    as expressly provided in this Term Sheet; or

(f)     as expressly permitted hereunder, or as otherwise agreed to in writing by the Parties.

If a Party is disclosing information relating to this Term Sheet because it is required to do so to comply with statutory, regulatory or legal process requirements, including its reporting requirements under the SEC rules, or any national securities exchange on which it is listed, such Party intending to make such disclosure shall give the other Party at least [***] prior notice in writing of the text of the intended disclosure, unless such statutory, regulatory or legal process

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requirements would require earlier disclosure, in which event, the notice shall be provided as early as practicable. A disclosing Party agrees to request confidential treatment with respect to the terms of this Term Sheet and to use Commercially Reasonable Efforts to have redacted such provisions of this Term Sheet as the Parties may agree from any copies filed pursuant to such statutory, regulatory or legal process requirements. If either Party determines that it will be required to file this Term Sheet as provided above, promptly after the giving of notice by such Party as contemplated above, the Parties will use commercially reasonable efforts to agree on those provisions of this Term Sheet that the Parties will seek to have redacted as provided above. Each Party may disclose the terms of this Term Sheet to their respective Affiliates, insurers, lenders, attorneys, and accountants, as well as to their respective potential investors, acquirors or merger partners, subject in each case to such Affiliates, insurers, lenders, attorneys and accountants, and potential investors, acquirors or merger partners, being bound by confidentiality obligations at least as stringent as those contained herein.

Non-Interference

Subject to each of the Sandoz Parties’ compliance with the terms of this Term Sheet, the Cadence Parties shall not, and shall not cause, authorize or encourage any Third Party to, initiate or otherwise undertake any activity, directly or indirectly, against the Sandoz ANDA or the Sandoz Product to: (i) interfere with the Sandoz ANDA Holder’s efforts to obtain FDA approval of the Sandoz Product and the Sandoz ANDA or (ii) interfere with a Sandoz Party’s efforts to Manufacture and Market the Sandoz Product in accordance with the terms and provisions of this Term Sheet. Neither this Term Sheet nor this provision shall be interpreted as (x) the Cadence Parties consenting to approval from the FDA or any other applicable regulatory authority for any of the Sandoz Parties to market a product incorporating acetaminophen in the Territory or (y) preventing or prohibiting any of the Cadence Parties from filing or submitting any Citizen Petition in accordance with 21 C.F.R. § 314.127 (including the Citizen Petition filed by Cadence dated November 4, 2013) that are, or may be, filed solely for reasons of public safety or efficacy.

The Cadence Parties shall not, and shall not cause, authorize or encourage any Third Party to, Officially Discontinue the Cadence Product prior to expiration of the Licensed Patents.

No Admission	Nothing in the Agreement shall be construed as or deemed to be an admission by the Parties hereto, or any one of them, of any unlawful,

improper, or actionable conduct or omission by any of them, and each Party hereto expressly denies liability of any kind whatsoever.

Regulatory Delay	No provision of this Term Sheet shall be affected by any delay in the approval of the Sandoz ANDA by the FDA, or the failure of the Sandoz ANDA Holder to obtain FDA approval of the Sandoz ANDA.

Assignment	This Term Sheet shall not be assignable in whole or in part by any of the Parties without the prior written consent of all the other Parties. Notwithstanding the foregoing, Cadence may assign this Term Sheet to any of its Affiliates or to any successor or assign of the ’222 Patent, the ’218 Patent, or the OFIRMEV® business generally, and Sandoz, Neogen and APC may assign this Term Sheet to any of their respective Affiliates or Third Party who acquires all or substantially all of the business to which this Term Sheet relates, provided that in either case such Affiliate, successor, assign or Third Party, as the case may be, agrees in writing for the benefit of the non-assigning Party to assume all of the obligations of the assigning Party hereunder. In addition, Pharmatop may assign this Term Sheet to an assignee of the ’218 Patent and ’222 Patent, provided that any such assignee agrees in writing for the benefit of the Sandoz Parties to assume all of the obligations hereunder. The Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties.

Governing Law	The Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California. All actions and proceedings arising out of or relating to this Term Sheet shall be heard and determined exclusively in the District Court, and each Party irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the District Court, that its property is exempt or immune from attachment or execution, that such action or proceeding is brought in an inconvenient forum, that the venue of such action or proceeding is improper, or that this Term Sheet or the transactions contemplated hereby or thereby may not be enforced in or by the District Court. In the event that the District Court lacks subject-matter jurisdiction, the provisions of this paragraph apply equally to the California state courts.

Construction/ Interpretation	The headings and captions used in this Term Sheet are solely for the convenience of reference and shall not affect its interpretation. The term “including” means “including, without limitation,” and “herein,” “hereof,” and “hereunder” refer to this Term Sheet and this Term Sheet as a whole. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The Parties agree and acknowledge that this Term Sheet and this Term Sheet is the product of both Parties and shall not be construed against either Party.

Other Customary Terms	The Agreement will contain such terms and conditions as the Parties may reasonably agree and as are customary for transactions of this nature, including, without limitation, indemnification provisions and customary warranties and representations by the Parties.

[remainder of page intentionally left blank]

AGREED to as of January 28, 2014.

Cadence Pharmaceuticals, Inc.

		By	/s/ William R. LaRue
		Name:	William R. LaRue
		Title:	Sr. Vice President and CFO

SCR Pharmatop

		By	/s/ Dietlin
		Name:	Dietlin
		Title:	General Manager

Sandoz Inc.

		By	/s/ Pearl Siew
		Name:	Pearl Siew
		Title:	VP & Head, IP US

Sandoz AG

By	/s/ Andreas Eggmann	By	/s/ Georg Rieder
Name:	Andreas Eggmann	Name:	Georg Rieder
Title:	Head Sandoz AG	Title:	Chief Financial Officer, Sandoz AG

Neogen International N.V.

		By	/s/ Eric DuBois
		Name:	Eric DuBois
		Title:	Managing Director

APC Pharmaceuticals, LLC

		By	/s/ John F. Kiley
		Name:	John F. Kiley
		Title:	Managing Director

EXHIBIT A

NOTICE OF SELECTIVE WAIVER OF

ANY OFIRMEV® PEDIATRIC OR OTHER EXCLUSIVITY

[Insert Date]

CONFIDENTIAL

REQUEST FOR EXPEDITED

SELECTIVE WAIVER OF ANY

PEDIATRIC OR OTHER EXCLUSIVITY

, Director	, Director
Office of Generic Drugs	Office of New Drugs
CDER	CDER
Food and Drug Administration	Food and Drug Administration
Document Control Room	Rockville, MD 20855-2773
Metro Park North II
7500 Standish Place, Room 150
Rockville, MD 20855-2773

Cadence Pharmaceuticals, Inc. NDA No. 22-450 for OFIRMEV® (acetaminophen) Injection, 1000 mg/100 ml

Sandoz Inc. ANDA No. 204052 for Acetaminophen Injection, 1000 mg/100 ml

REQUEST FOR EXPEDITED SELECTIVE WAIVER OF PEDIATRIC AND/OR OTHER STATUTORY OR REGULATORY EXCLUSIVITIES FOR OFIRMEV® (ACETAMINOPHEN) INJECTION, 1000 MG/100 ML, IN FAVOR OF SANDOZ INC.

Dear                             :

Reference is made to Cadence Pharmaceuticals, Inc.’s (“Cadence’s”) NDA No. 22-450 for OFIRMEV® (acetaminophen) Injection, 1000 mg/100 ml, and any associated pediatric and/or other statutory or regulatory exclusivities, which are listed in the Orange Book in connection with the above-referenced NDA. Reference is also made to the above-referenced ANDA No. 204052 for Acetaminophen Injection, 1000 mg/100 ml, held by Sandoz Inc. (“Sandoz”).

The purpose of this correspondence is to notify the Agency that Cadence has granted a license to Sandoz to market its Acetaminophen Injection product under ANDA No.

204052 as of December 6, 2020, or upon an earlier date in certain circumstances. Pursuant to the terms of the license, Cadence also granted to Sandoz a selective and limited waiver, as of December 6, 2020, or such earlier date as provided under the license, of any unexpired periods of pediatric and/or other statutory or regulatory exclusivities that might be listed in the Orange Book in connection with NDA No. 22-450 for OFIRMEV® (acetaminophen) Injection, 1000 mg/100 ml, with respect to the above-referenced ANDA No. 204052 held by Sandoz for Acetaminophen Injection, 1000 mg/100 ml. The terms of the license are not intended to prohibit Sandoz from maintaining any “Paragraph IV Certifications” pursuant to 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (including as amended or replaced) or pursuant to 21 C.F.R. § 314.94(a)(12) (including as amended or replaced) contained in ANDA No. 204052 for Acetaminophen Injection, 1000 mg/100 ml.

Accordingly, Cadence hereby selectively waives its right to any unexpired periods of pediatric and/or other statutory or regulatory exclusivities listed in connection with NDA No. 22-450 and OFIRMEV® (acetaminophen) Injection, 1000 mg/100 ml, as of December 6, 2020, or such earlier date as provided in the license, as such exclusivities would otherwise apply to Sandoz’s ANDA No. 204052 for Acetaminophen Injection, 1000 mg/100 ml.

The Agency’s prompt attention to this matter is requested and appreciated. If there are any questions regarding this correspondence, please contact the undersigned at                     .

Sincerely,

CADENCE PHARMACEUTICALS, INC.

                                                                      ,

Cc:	Sandoz Inc.

FDA Office of Chief Counsel